                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: PHILIP SERVICES CORPORATION       PETITION DATE:             06/02/03

                                             CASE NUMBER:         03-37718-H2-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER YEAR: 2003

                            [In Thousands of Dollars]

             MONTH                        JUN - 2003     JUL - 2003     AUG - 2003     SEP - 2003     OCT - 2003    NOV - 2003
             -----                        ----------     ----------     ----------     ----------     ----------    ----------

REVENUES (MOR-6)                          $   63,454     $   60,467     $   61,836     $   64,857     $       --    $       --
INCOME BEFORE INT. DEPREC./TAX (MOR-6)    $    3,225     $   (2,624)    $   (3,222)    $     (659)    $       --    $       --
NET INCOME (LOSS) (MOR-6)                 $   (7,680)    $   (6,507)    $   (7,033)    $   (1,899)    $       --    $       --
PAYMENTS TO INSIDERS (MOR-9)              $      363     $      333     $      391     $      337     $       --    $       --
PAYMENTS TO PROFESSIONALS (MOR-9)         $       --     $       10     $    1,071     $    1,526     $       --    $       --
                                          ----------     ----------     ----------     ----------     ----------    ----------
TOTAL DISBURSEMENTS (MOR-7)               $   54,261     $   73,577     $   70,511     $   68,431     $       --    $       --
                                          ==========     ==========     ==========     ==========     ==========    ==========

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***


REQUIRED INSURANCE MAINTAINED                        EXP.
    AS OF SIGNATURE DATE                             DATE
-----------------------------                        ----

CASUALTY                            YES (X) NO ( ) 10 31 03
LIABILITY                           YES (X) NO ( ) 10 31 03
VEHICLE                             YES (X) NO ( ) 10 31 03
WORKER'S                            YES (X) NO ( ) 10 31 03
OTHER:                              YES (X) NO ( ) 11 30 03

ATTORNEY NAME:                      John F. Higgins IV
FIRM:                               Porter & Hedges, L.L.P.
ADDRESS:                            700 Louisiana
ADDRESS:                            Suite 3500
CITY, STATE ZIP:                    Houston, TX 77002-2764
TELEPHONE:                          713-226-0648


                                                                                         CIRCLE ONE

Are all accounts receivable being collected within terms?                                 YES     NO X

Are all post-petition liabilities, including taxes, being paid within terms?              YES X   NO

Have any pre-petition liabilities been paid?                                              YES X   NO

If so, describe PRE-PETITION LIABILITIES WHICH WERE APPROVED FOR PAYMENT BY THE
COURT (I.E., EMPLOYEES REIMBURSEMENTS, CRITICAL VENDORS, ETC.) WERE PAID.

Are all funds received being deposited into DIP bank accounts?                            YES     NO X

If so, describe FOUR "NON-DIP" LOCK-BOX ACCOUNTS (WELLS-FARGO OWNED) ALSO
RECEIVE CASH DEPOSITS

Were any assets disposed of outside the normal course of business?                        YES     NO X

If so, describe

Are all U.S. Trustee Quarterly Fee Payments Current?                                      YES X   NO

What is the status of your Plan of Reorganization? PLAN WAS FILED ON SEPTEMBER
19, 2003.


         I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

         SIGNED   /s/ Michael Taff
                  -----------------------------------------------------
                               (ORIGINAL SIGNATURE)

         TITLE    V.P. - Controller
                  -----------------------------------------------------


         MOR-1

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]

                                     FILING DATE
ASSETS                               JUNE 2, 2003   JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003    OCT - 2003   NOV - 2003
------                               ------------   ----------    ----------    ----------    ----------    ----------   ----------

CURRENT ASSETS:
   Cash                               $   16,851    $   17,693    $   13,408    $   18,885    $    8,889
   Restricted Cash:
     Wells-Fargo Foothill                 14,860        41,896        53,714        39,713        51,699
   Accounts Receivable, Net              166,223       142,840       133,111       140,573       131,861
   Inventory:
     Lower of Cost or Market              23,253        20,153        20,746        22,648        25,457
   Other                                  43,233        39,448        39,670        43,255        42,376
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------
TOTAL CURRENT ASSETS                     264,420       262,030       260,649       265,074       260,282            --           --
                                      ==========    ==========    ==========    ==========    ==========    ==========   ==========
Property, Plant and Equipment at
 Cost                                    266,624       268,749       269,424       269,909       266,941
Less: Accumulated Depreciation           (91,313)      (93,752)      (96,085)      (98,355)      (99,081)
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------
Net Book Value of Property, Plant
 and Equipment                           175,311       174,997       173,339       171,554       167,860            --           --
                                      ==========    ==========    ==========    ==========    ==========    ==========   ==========
Other Long-Term Assets                    22,015        21,824        21,667        24,242        24,664
                                      ----------    ----------    ----------    ----------    ----------    ----------   ----------
TOTAL ASSETS                          $  461,746    $  458,851    $  455,655    $  460,870    $  452,806    $       --   $       --
                                      ==========    ==========    ==========    ==========    ==========    ==========   ==========

         MOR-2

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718-H2-11

                            COMPARATIVE BALANCE SHEET
                            [In Thousands of Dollars]

                                        FILING DATE
LIABILITIES AND OWNER'S EQUITY          JUNE 2, 2003   JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003   OCT - 2003  NOV - 2003
------------------------------          ------------   ----------    ----------    ----------    ----------   ----------  ----------

LIABILITIES:
  POST-PETITION LIABILITIES (MOR-4)      $       --    $   53,207    $   62,584    $   80,711    $   75,299   $       --  $       --
                                         ==========    ==========    ==========    ==========    ==========   ==========  ==========
  PRE-PETITION LIABILITIES:
      Secured Term Note Payable             170,905       170,905       170,905       170,905       170,905                       --
      Secured PIK Notes Payable             137,027       137,027       137,027       137,027       137,027
      Unsecured PIK Notes Payable            51,003        51,178        51,178        51,178        51,178
      Revolver Note Payable                  50,282        50,282        50,282        50,282        51,669
      Other Notes Payable                     5,334         5,136         5,136         3,617         3,617
      Intercompany Notes Receivable
         with Non-Filed Entities            (50,878)      (50,878)      (50,878)      (50,878)      (50,878)
      Trade Accounts Payable                 73,028        61,045        60,934        58,194        56,986
      Other Accrued Liabilities             141,466       105,092        99,094        97,515        96,565
  PRE-PETITION LIABILITIES                  578,167       529,787       523,678       517,840       517,069           --          --
                                         ----------    ----------    ----------    ----------    ----------   ----------  ----------
TOTAL LIABILITIES                           578,167       582,994       586,262       598,551       592,368           --          --
                                         ==========    ==========    ==========    ==========    ==========   ==========  ==========

STOCKHOLDER'S EQUITY (DEFICIT):
  Capital Stock                             122,827       122,833       122,838       122,842       122,847           --          --
  Pre-Petition Retained Deficit and
         Wholly-Owned Subsidiary
           Stock                           (239,248)     (239,248)     (239,248)     (239,248)     (239,248)          --          --
  Post-Petition Change in Foreign
         Currency Translation                    --           (48)          (10)          (55)          (42)          --          --
  Post-Petition Retained Earnings /
          (Loss)                                 --        (7,680)      (14,187)      (21,220)      (23,119)          --          --
TOTAL STOCKHOLDER'S EQUITY / (DEFICIT)     (116,421)     (124,143)     (130,607)     (137,681)     (139,562)          --          --
                                         ----------    ----------    ----------    ----------    ----------   ----------  ----------

TOTAL LIABILITIES & OWNER'S EQUITY          461,746       458,851       455,655       460,870       452,806           --          --
                                         ==========    ==========    ==========    ==========    ==========   ==========  ==========

         MOR-3

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                      SCHEDULE OF POST-PETITION LIABILITIES
                            [In Thousands of Dollars]

                                          JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003
                                          ----------   ----------   ----------   ----------   ----------   ----------

Trade Accounts Payable (a)                $   18,132   $   16,291   $   23,544   $   24,007   $       --   $       --
Bank Indebtedness                              5,453       10,220       14,631        8,942           --           --
Accrued Liabilities                           22,521       26,004       29,575       29,635           --           --
Intercompany Payable / (Receivable)            7,101       10,069       12,961       12,715           --           --
Secured Debt Post-Petition                        --           --           --           --           --           --
                                          ----------   ----------   ----------   ----------   ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)   $   53,207   $   62,584   $   80,711   $   75,299   $       --   $       --
                                          ==========   ==========   ==========   ==========   ==========   ==========

(a) Trade accounts payable also includes manually accrued accounts payable invoices.

         MOR-4

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                          AGING OF ACCOUNTS RECEIVABLE
                            [In Thousands of Dollars]

                          AGING OF ACCOUNTS RECEIVABLE

              MONTH                   JUN - 2003    JUL - 2003    AUG - 2003    SEP - 2003    OCT - 2003    NOV - 03
              -----                   ----------    ----------    ----------    ----------    ----------   ----------

0-30                                  $   86,389    $   77,562    $   79,677    $   85,415    $       --   $       --
31-60                                     28,754        23,352        21,825        13,654            --
61-90                                     12,698        14,532        14,091         8,433            --
91 +                                      33,347        35,329        42,625        42,671            --
Gross Trade Accounts Receivable          161,188       150,775       158,218       150,173            --   $       --
Less: Bad Debt Reserve                   (18,348)      (17,664)      (17,645)      (18,312)           --           --
                                      ----------    ----------    ----------    ----------    ----------   ----------
Accounts Receivable, net              $  142,840    $  133,111    $  140,573    $  131,861    $       --   $       --
                                      ==========    ==========    ==========    ==========    ==========   ==========

         MOR-5

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                           STATEMENT OF INCOME (LOSS)
                            [In Thousands of Dollars]

                                                                                                                       FILING
                 MONTH                   JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003  NOV - 2003   TO DATE
---------------------------------------  ----------   ----------   ----------   ----------   ----------  ----------  ----------
REVENUES (MOR-1)                         $   63,454   $   60,467   $   61,836   $   64,857                           $  250,614
TOTAL COST OF REVENUES                       54,120       54,036       54,479       55,779                              218,414
GROSS PROFIT                             $    9,334   $    6,431   $    7,357   $    9,078   $       --  $       --  $   32,200
OPERATING EXPENSES:
  Selling & Marketing                    $    1,351   $    1,504   $    1,467   $    1,454                           $    5,776
  General & Administrative                    1,586        4,720        5,793        5,215                               17,314
  Professional Fees                           3,172        2,831        3,319        3,068                               12,390
  Other (attach list)                            --           --           --           --                                   --
                                                                                                                             --
TOTAL OPERATING EXPENSE                  $    6,109   $    9,055   $   10,579   $    9,737   $       --  $       --  $   35,480
INCOME BEFORE INT, DEPR/TAX (MOR-1)      $    3,225   $   (2,624)  $   (3,222)  $     (659)  $       --  $       --  $   (3,280)
INTEREST EXPENSE                              1,254        1,077        1,096        1,504                                4,931
DEPRECIATION                                  2,393        2,371        2,355        2,344                                9,463
OTHER (INCOME) EXPENSES (a)                    (390)        (387)        (609)        (375)                              (1,761)
DISCONTINUED OPERATIONS (INCOME) / LOSS       7,710          857          892       (2,292)                               7,167
                                         ----------   ----------   ----------   ----------   ----------  ----------  ----------
TOTAL INT, DEPR & OTHER ITEMS            $   10,967   $    3,918   $    3,734   $    1,181   $       --  $       --  $   19,800
                                         ==========   ==========   ==========   ==========   ==========  ==========  ==========
NET INCOME BEFORE TAXES                  $   (7,742)  $   (6,542)  $   (6,956)  $   (1,840)  $       --  $       --  $  (23,080)
INCOME TAXES (BENEFIT)                          (62)         (35)          77           59                                   39
                                         ----------   ----------   ----------   ----------   ----------  ----------  ----------
NET INCOME (LOSS) (MOR-1)                $   (7,680)  $   (6,507)  $   (7,033)  $   (1,899)  $       --  $       --  $  (23,119)
                                         ==========   ==========   ==========   ==========   ==========  ==========  ==========

(a) PRINCIPALLY COMPRISED OF INTERCOMPANY INTEREST INCOME ON INTERCOMPANY NOTES RECEIVABLE FROM AFFILIATED NON-FILED CANADIAN ENTITIES OF THE COMPANY.


       MOR-6

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

               REPORT OF CASH RECEIPTS AND CASH DISBURSEMENTS
                               [In Thousands]


CASH RECEIPTS AND                                                                                                       FILING
DISBURSEMENTS                               JUN - 2003   JUL - 2003  AUG - 2003   SEP - 2003   OCT - 2003  NOV - 2003   TO DATE
                                            ----------   ----------  ----------   ----------   ----------  ----------  ----------
1.  CASH-BEGINNING OF MONTH                 $   16,851   $   17,693  $   13,408   $   18,885   $       --  $       --  $   16,851
RECEIPTS:
2.  Industrial Services Group                   39,828       35,353      30,551       35,245                              140,977
3.  PSD Group                                    4,884        5,726       6,907        3,673                               21,190
4.  Metals Group                                42,830       29,803      24,440       35,571                              132,644
5.  Corporate                                       --           --          --           --                                   --
6.  Non Filed Entity Receipts                    1,225        1,338       1,033          452                                4,048
                                            ----------   ----------  ----------   ----------   ----------  ----------  ----------
TOTAL RECEIPTS                                  88,767       72,220      62,931       74,941           --          --     298,859
                                            ==========   ==========  ==========   ==========   ==========  ==========  ==========

DISBURSEMENTS:
7.  A/P DISBURSEMENTS:
8.  Industrial Services Group                   10,880       20,386      18,200       15,674                               65,140
9.  PSD Group                                      867        1,178       1,749          170                                3,964
10. Metals Group                                19,952       25,726      25,852       29,425                              100,955
11. Corporate                                    3,827        6,767       4,451        5,358                               20,403
                                            ----------   ----------  ----------   ----------   ----------  ----------  ----------
12. TOTAL A/P DISBURSEMENTS                     35,526       54,057      50,252       50,627           --          --     190,462
                                            ==========   ==========  ==========   ==========   ==========  ==========  ==========
13. PAYROLL DISBURSEMENTS:
14. Industrial Services Group                   12,779       13,589      14,767       12,994                               54,129
15. PSD Group                                    2,501        2,096       1,631          611                                6,839
16. Metals Group                                 2,295        3,001       2,153        2,124                                9,573
17. Corporate                                    1,160          824         543          549                                3,076
18. TOTAL PAYROLL DISBURSEMENTS                 18,735       19,510      19,094       16,278           --          --      73,617
TOTAL DISBURSEMENTS FROM OPERATIONS             54,261       73,567      69,346       66,905           --          --     264,079
                                            ==========   ==========  ==========   ==========   ==========  ==========  ==========
19. PROFESSIONAL FEES                               --           10       1,071        1,526           --          --       2,607
20. U.S. TRUSTEE FEES                               --           --          94           --                                   94
21. OTHER REORGANIZATION EXPENSES
      (attach list)                                 --           --          --                                                --
                                            ----------   ----------  ----------   ----------   ----------  ----------  ----------
TOTAL DISBURSEMENTS                             54,261       73,577      70,511       68,431           --          --     266,780
                                            ==========   ==========  ==========   ==========   ==========  ==========  ==========
22. CLEARING INFLOWS (OUTFLOWS)                 (5,952)       8,214        (904)      (8,100)          --          --      (6,742)
23. NET CASH FLOW                               28,554        6,857      (8,484)      (1,590)          --          --      25,337
24. RESTRICTED CASH DUE FROM WELLS FARGO
      FOOTHILL                                  27,712       11,142     (13,961)       8,406           --          --      33,299
25. CASH - END OF MONTH (MOR-2)             $   17,693   $   13,408  $   18,885   $    8,889   $       --  $       --  $    8,889
                                            ==========   ==========  ==========   ==========   ==========  ==========  ==========

       MOR-7                              *Applies to Individual debtor's only.

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11

                 TOTAL DISBURSEMENTS - DETAILED BY LEGAL ENTITY
                                 [In Thousands]


    BANKRUPTCY
NO.    NO.        FEIN                   NAME OF DEBTOR                                     JUN - 2003  JUL - 2003  AUG - 2003
--- ---------- ----------   ---------------------------------------------------             ----------  ----------  ----------
1     37718    98-0131394   Philip Services Corporation                                     $      528  $    1,028  $      298
2     37719    88-0315217   21st Enviro Mgmt (NV)                                                  178         178         174
3     37726    05-0476858   21st Enviro Mgmt (RI)                                                   --          --          --
4     37727    36-2999642   ACE/Allwaste of Indiana, Inc.                                          136         193         259
5     37728    58-1615191   Allwaste Tank Cleaning, Inc. E15                                     1,163       2,358       2,262
6     37729    63-1059703   Allworth, Inc.                                                         103         151         162
7     37731    91-0856173   BEI (WA), Inc.                                                         892       3,187       3,168
8     37733    58-1647392   Cappco Tubular Products, Inc.                                           --          --          --
9     37735    34-1659465   Chem Freight, Inc.                                                      --          --          --
10    37736    65-0476480   Chem Pollution Control FL, Inc.                                         79          90          35
11    37737    11-3202344   Chem Pollution Control - NY, Inc.                                      110         122         136
12    37738    75-1730470   Chemical Reclamation Services, Inc.                                    465         735         565
13    37739    34-1852236   Cousins Waste Control, Inc.                                            331         420         449
14    37740    38-2263067   Cyano-Kem, Inc.                                                         --          --          --
15    37741    72-0719253   Delta Maintenance, Inc.                                                 94         157         506
16    37742    25-1538512   D&L, Inc.                                                               --          --          --
17    37743    72-0940971   International Catalysts, Inc.                                          330         466         444
18    37744    61-1090856   Jesco, Inc.                                                            198         231         220
19    37745    05-0436875   Northland Environmental , Inc.                                         388         908         393
20    37746    38-2387251   Nortru, Inc.                                                           782       1,230       1,295
21    37747    37-1021508   Philip Environmental Services Corp.                                  1,400       2,450       1,199
22    37748    15-0433570   Philip Metals (USA), Inc.                                               --          --          --
23    37749    76-0284668   Philip Reclamation Corp. Houston, Inc.                                 307         270         326
24    37750    42-1167435   Philip North Central, Inc.                                             324         427         482
25    37751    95-3484009   Philip Transportation & Remediation, Inc.                            1,330       1,515       1,357
26    37752    91-1420891   PSC Environmental Services, Inc.                                        --          --         898
27    37753    31-1574374   PSC Metals, Inc.                                                    22,247      28,727      28,005
28    37754    76-0303456   PSC Recovery Systems, Inc.                                             187         416         354
29    37755    76-0474965   PSC Industrial Outsourcing, Inc.                                    20,618      25,568      22,964
30    37756    98-0185025   PSC Industrial Services, Inc.                                           --          --          --
31    37757    22-2301518   Republic Environmental Recycling  (New Jersey) Inc.                     --          --          --
32    37758    23-2146567   Republic Environmental System (Pennsylvania), Inc.                     305         803         647
33    37759    52-2062642   Luntz Acquisition                                                       --          --          --
34    37760    25-1509265   Republic Environmental System (Transportation Group), Inc.             120         239         106
35    37761    22-2713662   Republic Environmental System (Technical Services Group), Inc.          --          --          --
36    37762    91-1358675   Resource Recovery Corporation                                            1           1           1
37    37763    95-2139931   Rho-Chem, Inc.                                                         225         214         223
38    37764    52-2026970   RMF Global, Inc.                                                       157         182         214
39    37765    38-2736173   RMF Industrial Contracting, Inc.                                     1,154       1,214       3,276
40    37766    72-1285495   Serv-Tech EPC, Inc.                                                     --          --          --
41    37768    72-0650854   Serv-Tech EPC Subsidiary, Inc.                                          --          --          --
42    37769    43-1198595   Solvent Recovery Corp.                                                  96          89          86
43    37770    23-2246990   Thermal-KEM, Inc.                                                       12           6           7
44    37772    76-0109675   Total Refractory Systems, Inc.                                          --          --          --
                                                                                            ----------  ----------  ----------
                            TOTAL DISBURSEMENTS                                             $   54,261  $   73,577  $   70,511
                                                                                            ==========  ==========  ==========
                                                                                                    FILING
             NAME OF DEBTOR                                    SEP - 2003  OCT - 2003  NOV - 2003   TO DATE
---------------------------------------------------            ----------  ----------  ----------  ----------
Philip Services Corporation                                    $    2,102  $       --  $       --  $    3,956
21st Enviro Mgmt (NV)                                                  --          --          --         530
21st Enviro Mgmt (RI)                                                 168          --          --         168
ACE/Allwaste of Indiana, Inc.                                         193          --          --         781
Allwaste Tank Cleaning, Inc. E15                                    2,015          --          --       7,798
Allworth, Inc.                                                        161          --          --         577
BEI (WA), Inc.                                                      2,946          --          --      10,193
Cappco Tubular Products, Inc.                                          --          --          --          --
Chem Freight, Inc.                                                     --          --          --          --
Chem Pollution Control FL, Inc.                                        80          --          --         285
Chem Pollution Control - NY, Inc.                                     128          --          --         496
Chemical Reclamation Services, Inc.                                   467          --          --       2,232
Cousins Waste Control, Inc.                                           335          --          --       1,534
Cyano-Kem, Inc.                                                        --          --          --          --
Delta Maintenance, Inc.                                                --          --          --         757
D&L, Inc.                                                              --          --          --          --
International Catalysts, Inc.                                         359          --          --       1,599
Jesco, Inc.                                                           151          --          --         800
Northland Environmental , Inc.                                        615          --          --       2,304
Nortru, Inc.                                                          918          --          --       4,225
Philip Environmental Services Corp.                                 1,745          --          --       6,794
Philip Metals (USA), Inc.                                              --          --          --          --
Philip Reclamation Corp. Houston, Inc.                                247          --          --       1,150
Philip North Central, Inc.                                            497          --          --       1,731
Philip Transportation & Remediation, Inc.                           1,511          --          --       5,713
PSC Environmental Services, Inc.                                       --          --          --         898
PSC Metals, Inc.                                                   28,162          --          --     107,141
PSC Recovery Systems, Inc.                                            403          --          --       1,360
PSC Industrial Outsourcing, Inc.                                   23,532          --          --      92,682
PSC Industrial Services, Inc.                                          --          --          --          --
Republic Environmental Recycling  (New Jersey) Inc.                    --          --          --          --
Republic Environmental System (Pennsylvania), Inc.                  1,038          --          --       2,794
Luntz Acquisition                                                      --          --          --          --
Republic Environmental System (Transportation Group), Inc.            162          --          --         627
Republic Environmental System (Technical Services Group), Inc.         --          --          --          --
Resource Recovery Corporation                                           1          --          --           4
Rho-Chem, Inc.                                                        205          --          --         868
RMF Global, Inc.                                                      203          --          --         756
RMF Industrial Contracting, Inc.                                       --          --          --       5,644
Serv-Tech EPC, Inc.                                                    --          --          --          --
Serv-Tech EPC Subsidiary, Inc.                                         --          --          --          --
Solvent Recovery Corp.                                                 81          --          --         352
Thermal-KEM, Inc.                                                       6          --          --          31
Total Refractory Systems, Inc.                                         --          --          --          --
                                                               ----------  ----------  ----------  ----------
TOTAL DISBURSEMENTS                                            $   68,431  $       --  $       --  $  266,780
                                                               ==========  ==========  ==========  ==========

       MOR-7(a)

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                          BANK ACCOUNT RECONCILIATIONS
                            [In Thousands of Dollars]


                              BOOK           BANK
                             BALANCE        BALANCE     DIFFERENCE
                           ------------   ------------  ------------
Industrial Services Group  $     (3,245)  $        310  $     (3,555)
Project Services Group             (285)            --          (285)
Metals Services Group            (1,280)         1,309        (2,589)
Corporate                        13,699          6,201         7,498
                           ------------   ------------  ------------
    Total Cash             $      8,889   $      7,820  $      1,069
                           ============   ============  ============

MOR-8

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS
                            [In Thousands of Dollars]

                                                                                                                     FILING TO
           PROFESSIONALS: NAME         JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003     DATE
------------------------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------

   1   Sonnenschein, Nath, Rosenthal   $       --   $       --   $      687   $      843   $       --   $       --   $    1,530
   2   Porter & Hedges                         --           --          117          260           --           --          377
   3   Andrews & Kurth                         --           --          147          135           --           --          282
   4   KPMG LLP                                --           --           --          205           --           --          205
   5   Chanin Capital Partners                 --           --           73           --           --           --           73
   6   Seyfarth Shaw                           --           --            9           45           --           --           54
   7   Ernst & Young LLP                       --           --           35           --           --           --           35
   8   Barack Ferrazaazno Kirschbaum           --           --           --           21           --           --           21
   9   Van Ness Feldman                        --            8           --            8           --           --           16
  10   Anderson Kill & Olick P.C               --           --           --            3           --           --            3
  11   PriceWaterhouse Coopers                 --           --            2           --           --           --            2
  12   Mark A. Oathout                         --           --           --            2           --           --            2
  13   Blank Rom Comisky                       --           --           --            2           --           --            2
  14   Dierker & Glassmeyer                    --            2           --           --           --           --            2
  15   Honigman, Miller, Schwartz              --           --           --            1           --           --            1
  16   Mayer, Brown, Rowe                      --           --           --            1           --           --            1
  17   Galloway, Johnson, Tompkins             --           --            1           --           --           --            1
                                       ----------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL PROFESSIONALS (MOR-1)            $       --   $       10   $    1,071   $    1,526   $       --   $       --   $    2,607
                                       ==========   ==========   ==========   ==========   ==========   ==========   ==========

       MOR-9       Page 1 of 2

CASE NAME: PHILIP SERVICES CORPORATION
CASE NUMBER: 03-37718H2-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS
                            [In Thousands of Dollars]


                                                                                                       FILING TO
    INSIDERS: NAME       JUN - 2003   JUL - 2003   AUG - 2003   SEP - 2003   OCT - 2003   NOV - 2003     DATE
----------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
   1 Donald Forlani      $       23   $       24   $       37   $       25   $       --   $       --   $      109
   2 Robert Millstone            25           22           32           24           --           --          103
   3 Michael Ramirez             21           19           29           24           --           --           93
   4 Brian Recatto               16           20           32           25           --           --           93
   5 John Rent                   16           31           24           16           --           --           87
   6 Michael Taff                32           14           19           13           --           --           78
   7 Douglas McSorley            13           25           19           18           --           --           75
   8 David Andrews               30           12           20           12           --           --           74
   9 Robert Lewis                30           12           17           15           --           --           74
  10 Robert Knauss               18           14           24           14           --           --           70
  11 James Boggs                 12           12           20           15           --           --           59
  12 Robert Card                 17           10           14           10           --           --           51
  13 James Jacko                 10           15           13            8           --           --           46
  14 Linda Bogdanovic             8           13           11            7           --           --           39
  15 Phillip Thurston             7            9           14            9           --           --           39
  16 Michael Stineman             7           12           11            8           --           --           38
  17 Gerald Francis               6            6            9           15           --           --           36
  18 Deborah Huston               8            7           11            8           --           --           34
  19 Steve Forystek               8            8           10            8           --           --           34
  20 Felix Pardo                  7            3           --           14           --           --           24
  21 James Lanclos                7            8            8           --           --           --           23
  22 Harold First                 6            3           --           13           --           --           22
  23 Roger Sheidler               6            8            8           --           --           --           22
  24 Robert Mitchell              6            3           --           12           --           --           21
  25 Jerry Leslie                 5            8            6           --           --           --           19
  26 Edmund Frost                 4            3           --           12           --           --           19
  27 Stanley Norman               4            3           --           12           --           --           19
  28 Vince Gentile                8            5           --           --           --           --           13
  29 Melissa Materna              3            4            3           --           --           --           10
                         ----------   ----------   ----------   ----------   ----------   ----------    ---------
TOTAL INSIDERS (MOR-1)   $      363   $      333   $      391   $      337   $       --   $       --        1,424
                         ==========   ==========   ==========   ==========   ==========   ==========    =========


       MOR-9       Page 2 of 2